Filed Pursuant to Rule 497

1933 Act File No. 333-141421

1940 Act File No. 811-22038

Bear Stearns Active ETF Trust

Supplement dated September 9, 2008

to the Prospectus

dated March 10, 2008

as supplemented on

March 25, 2008

March 31, 2008

April 22, 2008

June 11, 2008

July 18, 2008

On September 8, 2008, the Board of Trustees of Bear Stearns Active ETF Trust (the “Trust”) unanimously approved, on behalf of the Bear Stearns Current Yield Fund (the “Fund”), the liquidation of the Fund as being in the best interests of the Fund and its shareholders. This Supplement serves as written notice to the shareholders of the Fund that the Board of Trustees has voted to liquidate the Fund.

Effective upon the close of business on October 1, 2008 (“Last Trading Date”), the Fund will cease trading its shares on the American Stock Exchange. The Fund will continue to pursue its investment objective until the Last Trading Date. Upon the Last Trading Date, the Fund will strike its final NAV. The Fund will then commence liquidating its assets and winding up its affairs. Within ten days of the Last Trading Date, the Fund shall distribute to all shareholders of record, other than The Bear Stearns Companies LLC, as of the close of business on the Last Trading Date, an amount per share equal to the NAV per share of the Fund as determined on the close of business on the Last Trading Date. Thereafter, the Fund will complete liquidation of its assets, satisfy known liabilities and distribute the remaining proceeds to its remaining shareholder.

All expenses of the liquidation of the Fund will be borne by Bear Stearns Asset Management Inc., a JP Morgan Company and/or its affiliates.

If you have any questions, please call 1-800-436-4148.

The date of this Supplement is September 9, 2008.

Please retain this Supplement for future reference.